Exhibit 10.1

THIRD AMENDMENT TO MASTER LEASE AGREEMENT

THIS THIRD AMENDMENT TO MASTER LEASE AGREEMENT (“Amendment”) is dated as of September 26, 2008 (“Amendment Effective Date”) among HCRI MASSACHUSETTS PROPERTIES TRUST, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts (“HCN-MA” and a “Landlord”), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475, HCRI MASSACHUSETTS PROPERTIES TRUST II, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts (“HCN-MA II” and a “Landlord”), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475, and KINDRED HOSPITALS EAST, L.L.C., a Delaware limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 680 South Fourth Avenue, Louisville, Kentucky 40202.

R E C I T A L S

A. Landlord has leased to Tenant property located in Massachusetts (collectively called “Property”) pursuant to a Master Lease Agreement dated as of February 28, 2006, as amended from time to time (“Lease”).

B. As of the Amendment Effective Date of this Amendment, HCN-MA is selling the Braintree Facility to an affiliate of Tenant.

C. Landlord and Tenant desire to amend the Lease to remove the Braintree Facility and to modify certain terms and conditions.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

2. Amended Definitions. The definition of “Rent Schedule” in §1.4 of the Lease is hereby amended to read in its entirety as follows (added language in italics):

“Rent Schedule” means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent Schedule is attached to this Lease as Schedule 1 or will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing. The Rent Schedule to be in effect upon the Amendment Effective Date of the First Amendment to Master Lease Agreement is attached as Schedule 1-A. The Rent Schedule to be in effect upon the Amendment Effective Date of the Third Amendment to Master Lease Agreement is attached as Schedule 1-B.

3. Early Option to Purchase. Section 13.7 of the Lease is hereby amended to read in its entirety as follows (added language in italics):

13.7 Early Option to Purchase. Notwithstanding any provision to the contrary contained in this Article 13, Tenant may exercise the Option to Purchase all of the Leased Property by giving notice of such exercise and closing on the purchase of the Leased Property on or before March 31, 2009 (“Early Option Period”) subject to the same terms and conditions of this Article 13 except for §13.3 and except that [i] the required Purchase Notice may be given at any time during the Early Option Period; [ii] the Option Price for the Leased Property shall be $49,949,000.00; [iii] the purchase of the Leased Property shall close no later than March 31, 2009; and [iv] no Event of Default shall have occurred and be continuing. The Option to Purchase pursuant to this §13.7 shall be referred to as the “Early Option”.

4. Amendment Rent Schedule. The Lease is hereby amended to add a new Schedule 1-B in the form of Schedule 1-B attached hereto and made a part hereof.

5. Legal Description. The Lease is hereby amended to delete Exhibit A-1 in its entirety.

6. Permitted Exceptions. The Lease is hereby amended to delete Exhibit B-1 in its entirety.

7. Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C attached hereto and made a part hereof.

8. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

9. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

10. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

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12. Consent of Guarantor. This Amendment shall have no force or effect unless and until each Guarantor has executed the Consent of Guarantor set forth below.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:		HCRI MASSACHUSETTS PROPERTIES TRUST

Signature	/s/ Rita J. Rogge	By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston
Print Name	Rita J. Rogge
Signature	/s/ Donna J. Lunsford
Print Name	Donna J. Lunsford

			By:	/s/ Erin C. Ibele Erin C. Ibele Senior Vice President – Administration and Corporate Secretary

			By:	/s/ Michael A. Crabtree Michael A. Crabtree Vice President and Treasurer

HCRI MASSACHUSETTS PROPERTIES TRUST II

Signature	/s/ Rita J. Rogge	By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston
Print Name	Rita J. Rogge
Signature	/s/ Donna J. Lunsford
Print Name	Donna J. Lunsford

			By:	/s/ Erin C. Ibele Erin C. Ibele Senior Vice President – Administration and Corporate Secretary

			By:	/s/ Michael A. Crabtree Michael A. Crabtree Vice President and Treasurer

KINDRED HOSPITALS EAST, L.L.C.

Signature	/s/ Richard Myers	By:	/s/ Douglas L. Curnutte
Print Name	Richard Myers		Douglas L. Curnutte Vice President of Facilities and Real Estate Development
Signature	/s/ Marilyn A. Weaver
Print Name	Marilyn A. Weaver

STATE OF OHIO	)
	)	SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 25 day of Sept., 2008 by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust, a Massachusetts business trust.

My Commission Expires:	/s/ Rita J. Rogge Notary Public [SEAL]

STATE OF OHIO	)
	)	SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 25 day of Sept., 2008 by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary, and Michael A. Crabtree, the Vice President and Treasurer of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

My Commission Expires:	/s/ Rita J. Rogge Notary Public [SEAL]

STATE OF KENTUCKY	)
	)	SS:
COUNTY OF JEFFERSON	)

On this 25th day of September, 2008, before me, the undersigned notary public, personally appeared Douglas L. Curnutte, the Vice President of Facilities and Real Estate Development of KINDRED HOSPITALS EAST, L.L.C. and proved to me through satisfactory evidence of identification, which was a Kentucky Driver’s License, to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily in his capacity as Vice President of Facilities and Real Estate Development, for its stated purpose, as his free act and deed and the free act and deed of KINDRED HOSPITALS EAST, L.L.C.

/s/ Jenny McGarry Notary Public My commission expires: 2/16/2012

THIS INSTRUMENT PREPARED BY:

Cynthia L. Rerucha, Esq.

Shumaker, Loop & Kendrick, LLP

1000 Jackson Street

Toledo, Ohio 43604

CONSENT OF GUARANTOR

In connection with the Unconditional and Continuing Lease Guaranty (“Guaranty”) made by the undersigned Guarantors in favor of Landlord dated as of February 28, 2006, the undersigned Guarantors hereby [i] consent to the foregoing First Amendment to Master Lease Agreement (“Amendment”), [ii] affirm the Guaranty which shall remain in full force and effect and secure the Guaranteed Obligations, as defined in the Guaranty, and [iii] waive any suretyship defenses arising in connection with the Amendment. All capitalized terms not defined herein shall have the meaning set forth in the foregoing Amendment.

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Douglas L. Curnutte Douglas L. Curnutte Vice President of Facilities and Real Estate Development

GODDARD NURSING, L.L.C.

By:	/s/ Douglas L. Curnutte Douglas L. Curnutte Vice President of Facilities and Real Estate Development

SPRINGFIELD PARK VIEW HOSPITAL, L.L.C.

By:	/s/ Douglas L. Curnutte Douglas L. Curnutte Vice President of Facilities and Real Estate Development

MEADOWS NURSING, L.L.C.

By:	/s/ Douglas L. Curnutte Douglas L. Curnutte Vice President of Facilities and Real Estate Development

SCHEDULE 1-B: THIRD AMENDMENT RENT SCHEDULE

KINDRED HEALTHCARE OPERATING, INC. - MASTER LEASE

HEALTH CARE REIT, INC.

EFFECTIVE DATE	03/01/06

INITIAL TERM COMMENCEMENT DATE	03/01/06		FINAL
INITIAL TERM	15	Yrs
INITIAL TERM EXPIRATION DATE	02/28/21
INITIAL INVESTMENT AMOUNT	72,450,000
AMENDED INVESTMENT AMOUNT EFFECTIVE 7/25/07	72,575,000
AMENDED INVESTMENT AMOUNT EFFECTIVE 9/26/08	50,299,000

RATE OF RETURN	N/A
(365/360 BASIS)	N/A
INITIAL RATE OF RETURN	8.75%

INCREASER	As defined within the Master Lease Agreement

	DATES		REVENUE CONDITION MET (YES/NO)	INCREASER (BP)	BEGINNING RENT RATE OF RETURN (ROUNDED)	PERCENTAGE RATE SHORTFALL	ADJUSTED RENT RATE OF RETURN (ROUNDED)	MONTHLY RENT AMOUNT	ANNUAL RENT AMOUNT
LEASE YEAR	FROM	TO
1	03/01/06	02/28/07	YES	N/A	8.75%	N/A	N/A	528,281.25	6,339,375.00
2	03/01/07	06/30/07	TBD	2.5%	8.97%	N/A	N/A	541,488.28	2,165,953.12
2A	07/01/07	07/24/07	N/A	N/A	8.97%	N/A	N/A	419,216.73	419,216.73
2B	07/25/07	07/31/07	N/A	N/A	8.97%	N/A	N/A	122,499.58	122,499.58
2C	08/01/07	02/29/08	YES	N/A	8.97%	N/A	N/A	542,498.13	3,797,486.91
3	03/01/08	08/31/08	N/A	2.5%	9.19%	N/A	N/A	556,060.58	3,336,363.48
3A	09/01/08	09/25/08	N/A	N/A	9.19%	N/A	N/A	463,383.82
3B	09/26/08	09/30/08	N/A	N/A	9.19%	N/A	N/A	64,230.78	527,614.60
3C	10/01/08	02/28/09	TBD	N/A	9.19%	N/A	N/A	385,384.65	1,926,923.25
4	03/01/09	02/28/10	TBD	TBD	9.19%	N/A	N/A	385,384.65	4,624,615.80
5	03/01/10	02/28/11	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
6	03/01/11	02/29/12	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
7	03/01/12	02/28/13	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
8	03/01/13	02/28/14	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
9	03/01/14	02/28/15	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
10	03/01/15	02/29/16	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
11	03/01/16	02/28/17	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
12	03/01/17	02/28/18	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
13	03/01/18	02/28/19	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
14	03/01/19	02/29/20	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80
15	03/01/20	02/28/21	TBD	TBD	9.19%	TBD	TBD	385,384.65	4,624,615.80

EXHIBIT C: FACILITY INFORMATION

Facility Name Affiliate Subtenant	Street Address County	Facility Type (per license) Beds/Units

Goddard Rehabilitation and Nursing Center, Kindred Hospital Northeast-Stoughton, and Goddard Medical Office Building

(“Stoughton Facility”)

Kindred Braintree Hospital, L.L.C.

Goddard Nursing, L.L.C. (SNF sub-subtenant)

	909 Sumner Street, Stoughton, MA 02072 Norfolk County	Hospital (Satellite of Braintree) 88 licensed beds 88 operating beds Nursing Home 115 licensed beds 60 operating beds

Kindred Hospital Park View and Park View Rehabilitation and Nursing Center (“Springfield Facility”) Springfield Park View Hospital, L.L.C.	1400-1414 State Street Springfield, MA 01109 Hampden County	Hospital 127 licensed beds 107 operating beds Nursing Home 172 licensed beds 26 operating beds

The Meadows Rehabilitation and Nursing Center and Kindred Hospital Park View – Central Mass. (“Rochdale Facility”) Springfield Park View Hospital, L.L.C. Meadows Nursing, L.L.C. (SNF sub-subtenant)	111 Huntoon Memorial Highway Rochdale, MA 01542 Worcester County	Hospital (Satellite of Springfield) 47 licensed beds 47 operating beds Nursing Home 135 licensed beds 82 operating beds